UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement

Effective August 31, 2018, the Company entered into an agreement to sell up to $6 million purchase price of its 8% Senior Secured Convertible Promissory Notes (“Notes”) and warrants and prepaid warrants (“Warrants”) pursuant to a Securities Purchase Agreement (“Agreement”) with one or more institutional investors in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation S and Rule 506(b) promulgated thereunder. The Agreement provided for an aggregate subscription amount for all securities to all purchasers of up to $6,000,000.00 and has substantially the same terms as the July 20, 2018 Securities Purchase Agreement with Discover Growth Fund, LLC, except that the conversion price under the Notes and exercise price of the Warrants is $.175, and interest on the Notes shall accrue and be payable at maturity.    On August 31, 2018, the Company sold $3,336,617 face amount of Notes and 2,021,410 Warrants and 23,777,381 Pre-funded Warrants to Discover Growth Fund, LLC with gross proceeds to the Company of $2,500,000.

Effective the same date, the Company amended its Notes issued on June 4, 2018 and July 20, 2018 such that the conversion price was reduced to $1.75, interest shall accrue until maturity, and the first $2.5 million raised from the Company’s rights offering and 50% of any subsequent financings shall be used to satisfy the Company’s obligations under the Notes. Effective the same date, the Company also amended its Pre-Funded Warrants such that the Warrants to Purchase Common Stock, Warrant No. D-1-201 et seq. issued by Delcath Systems, Inc. on June 4, 2018, and previously amended on July 20, 2018, were amended as follows: the total number of Warrants was increased from 12,953,695 to 22,206,333, and the Warrants to Purchase Common Stock, Warrant No. D-2-201 et seq. were amended as follows: the total number of Warrants was increased from 9,244,332 to 15,847,426.

The above is a summary of the material terms and conditions of the Securities Purchase Agreement, the Notes, the Warrants, the other agreements issued into in conjunction therewith and the amendments thereto, and other agreements referenced above and is qualified in its entirety by the full terms and conditions of such agreements which are attached to this Form 8-K as Exhibits 10.1 through 10.7, and are hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation of the Registrant

See Item 1.01 above.

Item 3.02

Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

10.2	Form of Backstop Agreement

10.3	Form of Notes

10.4	Form of Warrants to Purchase Common Stock

10.5	Form of Pre-Funded Warrant to Purchase Common Stock

10.6	Form of Amendment to Notes

10.7	Form of Amendment to Warrants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: September 7, 2018	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer

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